                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             _______________________

                        Date of Report: DECEMBER 21, 2005

                          ALLERGY RESEARCH GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           FLORIDA                    000-27227                 13-3940486
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
      of Incorporation)                Number)            Identification Number)

                              2300 NORTH LOOP ROAD
                            ALAMEDA, CALIFORNIA 94502
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 545-9960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry Into Material Definitive Agreement

APPROVAL OF DISCRETIONARY BONUS

         On December 20, 2005, in recognition of progress made during the past fiscal year and for employee retention purposes, our Board of Directors approved an aggregate discretionary bonus of $349,750 for the fiscal year ending December 31, 2005. Overall discretionary bonuses for 2005 were reduced by 12.74% from 2004, with the majority of the reduction applied to discretionary bonuses awarded to our named executive officers. Our named executive officers received discretionary bonuses as follows:

         NAME                      POSITION                                                  AMOUNT
         Stephen A. Levine         Chief Executive Officer, Chief Financial Officer        $100,000(1)
                                   and Chairman of the Board of Directors

         Susan D. Levine           Secretary and Director                                   $40,000(2)

         Fred Salomon              President                                               $100,000(3)

         (1)      Represents a 20% reduction from the 2004 discretionary bonus awarded to Dr. Levine.

         (2)      Represents a 20% reduction from the 2004 discretionary bonus awarded to Mrs. Levine.

         (3)      Represents a 16.67% reduction from the 2004 discretionary bonus awarded to Mr.
                  Salomon.

         The Board has not yet determined base salaries or target annual incentive awards for our named executive officers in 2006. We do not currently have written employment agreements with any of our named executive officers. Estimated salaries before discretionary bonuses to these individuals for 2005 are as follows:

        NAME                                                AMOUNT

        Stephen A. Levine                                  $322,000

        Susan D. Levine                                    $194,025

        Fred Salomon                                       $120,000

We also maintain a 401(k) plan for all employees. Amounts contributed to our 401(k) plan, as well as premiums paid on Officer Life Insurance and disability policies, are not included above.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 21, 2005.
                                             ALLERGY RESEARCH GROUP, INC.



                                             By: /s/ Stephen Levine
                                                 -------------------------------
                                                 Stephen Levine
                                                 Chief Executive Officer and
                                                 Chief Financial Officer